Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Santech Holdings Limited (the “Company”) on Form 20-F for the year ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Wai LOK, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 17, 2025
By:	/s/ Lawrence Wai LOK
Name:	Lawrence Wai LOK
Title:	Chairman and CEO (Principal Executive Officer)